Fair Value of Financial Information - Schedule of Unrealized Positions for Available-for-sale Fixed-Income Securities (Details) - Available-for-sale fixed-income securities - USD ($) $ in Millions	Mar. 31, 2026	Dec. 31, 2025
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Amortized Cost Basis	$ 19	$ 36
Gross unrealized gains	0	0
Gross unrealized losses	1	1
Fair Value	$ 18	$ 35